UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 28, 2017

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2928 Ramco Street, Suite 120 West Sacramento, CA	95691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 28, 2017, RiceBran Technologies (“RBT”), AF Bran Holdings-NL LLC, a Delaware limited liability company (“AFBH-NL”), AF Bran Holdings LLC, a Delaware limited liability company (“AFBH”, and together with AFBH-NL, “AF”), Nutra SA, LLC, a Delaware limited liability company (“Nutra SA”), and Industria Riograndese de Oleos Vegetais Ltda, a limited liability company organized under the laws of the Federative Republic of Brazil that is a subsidiary of Nutra SA (“Irgovel”), entered into a Membership Interest Redemption and Equipment Purchase Agreement (“Redemption Agreement”).  Pursuant to the Redemption Agreement, on November 28, 2017 (i) Nutra SA redeemed the entire membership interest in Nutra SA that was held by RBT in exchange for $1, (ii) RBT purchased certain rice extruder equipment from Irgovel for $250,000 and (iii) RBT made a $290,000 capital contribution to Nutra SA.  The parties also amended a license that RBT previously granted to Irgovel and terminated the Investor Rights Agreement, initially dated January 18, 2011, by and among RBT, AF, Nutra SA and Irgovel.

The foregoing description of the Redemption Agreement is a summary, does not purport to be complete and is qualified in its entirety by the full text of the Redemption Agreement, which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.1 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

10.1	Membership Interest Redemption and Equipment Purchase Agreement dated November 28, 2017.

99.1	Pro Forma Financial Information listed in Item 9.01(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: December 4, 2017	By:	/s/ Robert Smith
Robert Smith
Chief Executive Officer
(Duly Authorized Officer)